Exhibit 10.22

INTELLECTUAL PROPERTY SECURITY AGREEMENT

(Workgroup Technology Corporation)

This Intellectual Property Security Agreement, is entered into this 8th day of March, 2011 (the “Guarantor IP Security Agreement”) by and between WORKGROUP TECHNOLOGY CORPORATION, a Delaware corporation with a place of business at 59 Lowes Way, Suite 401, Lowell, Massachusetts (the “Guarantor”) and ONE CONANT CAPITAL, LLC,  with a place of business at One Post Office Square, Boston, Massachusetts (the “Lender”).

RECITALS

This Guarantor IP Security Agreement is a supplement to that certain Security Agreement, dated as of the date herein, by and between the Guarantor, Information Decisions, Inc. (“IDI”) and Lender (the “Corporate Guarantor Security Agreement”).

All capitalized terms not defined herein shall have the definitions ascribed to them in the Corporate Guarantor Security Agreement.  If a capitalized term is not defined herein or the Corporate Guarantor Security Agreement such term shall have the definition ascribed to it in that certain Loan, Pledge and Security Agreement, dated as of the date herein, by and between SofTech, Inc. and Lender (the “Loan Agreement”). If there is a conflict between the definitions, terms or provisions of this Guarantor IP Security Agreement, the Corporate Guarantor Security Agreement and the Loan Agreement, the definitions, terms or provisions of the Loan Agreement shall control.

This Guarantor IP Security Agreement is executed for the purpose of filing a short form security agreement in the United States Patent and Trademark Office (the “USPTO”), which sets forth the Guarantor’s pledge of its intellectual property as security for the Indebtedness Guarantor owes the Lender as set forth in that certain Corporate Guaranty, dated as of the date herein, by and between the Guarantor, IDI and Lender, the Corporate Guarantor Security Agreement and all other Loan Documents.

GRANT OF SECURITY INTEREST

The Guarantor hereby grants to the Lender a security interest in and lien on all of the intellectual property assets owned by the Guarantor, including without limitation all patents and trademarks and copyrights (if any) set forth in Exhibit 1, attached hereto and incorporated herein by reference, wherever located and whether now owned or hereafter acquired, all source code associated with such intellectual property, all goodwill of the business of the Guarantor connected with the use of, or otherwise symbolized by, such intellectual property, all rights to sue for infringement of such intellectual property, and all parts, replacements, substitutions, profits, products, amendments, updates and cash and non-cash proceeds of any of the foregoing (including insurance proceeds, of any kind, including those payable by reason of loss or damage thereto) in any form and wherever located, and all written or electronically recorded books and records relating to any such assets and other rights relating thereto, wherever located and whether now owned or hereafter acquired (collectively the “Guarantor IP Collateral”).

REPRESENTATIONS, WARRANTIES, COVENANTS AND MISCELLANEOUS

All other terms, conditions, agreements, obligations, representations, warranties covenants, definitions, exhibits and miscellaneous terms, conditions, agreements and obligations set forth in the Corporate Guaranty are restated and incorporated herein by reference.

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IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed as of the day and year first above written.

THE GUARANTOR

WORKGROUP TECHNOLOGY CORPORATION

/s/ Jean Croteau

Jean Croteau

Its Chief Executive Officer

THE LENDER

ONE CONANT CAPITAL, LLC

/s/ Barbara Flight

Barbara Flight

Its Senior Vice President

[Signature page to Guarantor IP Security Agreement]

Exhibit 1

List of Patents

U.S. Patents

Product development system and method using integrated

6,006,195

process and data management

Product development system and method using integrated

6,138,104

process and data management

3